BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund
Bridge Builder Large Cap Value Fund
Bridge Builder Small/Mid Cap Growth Fund
Bridge Builder Small/Mid Cap Value Fund
(each a "Fund" and collectively, the "Funds")

Supplement dated April 18, 2016
to the Prospectus
dated October 28, 2015, as supplemented March 31, 2016

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Rachel M. Aguirre and Creighton Jue are added as portfolio managers for the portion of each Fund’s assets allocated to BlackRock Investment Management, LLC ("BlackRock"), replacing Chris Bliss, who no longer serves as a portfolio manager to the Funds.  Alan Mason and Greg Savage, who have served as portfolio managers to the Funds since their inception, will also continue to serve as portfolio managers for the portion of each Fund's assets allocated to BlackRock. Accordingly, the Prospectus is supplemented as follows:

1.	The table entitled "BlackRock" in the sub-section entitled "Sub-advisers and Portfolio Managers – BlackRock" under the section entitled "Summary Section" is replaced with the following:

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

2.	The information under "BlackRock" in the sub-section entitled "Sub-advisers and Portfolio Managers" under the section entitled “Management of the Funds” is replaced with the following:

Alan Mason and Greg Savage have been portfolio managers of the Funds since their inception. Rachel M. Aguirre and Creighton Jue have been portfolio managers of the Funds since April 2016.

Mr. Mason is a Managing Director and Portfolio Manager at BlackRock and is the Head of Americas Beta Strategies. Mr. Mason is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees. Mr. Mason started at BlackRock in 1991, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009.  At BGI, he served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and, most recently, head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the firm's U.S. DC platform, LifePath, and building the foundation for key dimensions of the firm's rapidly growing solutions business.

Mr. Savage is a Managing Director and Portfolio Manager at BlackRock and is the Head of the iShares Equity Portfolio Management team within BlackRock's Index Equity Team. Mr. Savage started at BlackRock in 1999, including his years with BGI. At BGI, he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company (PIMCO) from 1997 to 1999 in various roles.

Ms. Aguirre is a Director and Senior Portfolio Manager at BlackRock. She leads the Developed Markets Institutional Index Equity team and is responsible for overseeing the management of developed market index equity portfolios for institutional clients. Ms. Aguirre started at BlackRock in 2005, including her years with BGI, where she served as Principal and Portfolio Manager. She then served as a Vice President of BlackRock from 2009 to 2011, when she became a Director.

Mr. Jue is a Managing Director and Portfolio Manager at BlackRock. He is Head of BlackRock's Alternative Beta Strategies team and is responsible for managing BlackRock's Index Plus strategies, currency hedge products, and derivative overlay mandates. Mr. Jue started at BlackRock in 2000, including his years with BGI, where he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management, where he managed index and enhanced index portfolios in the domestic and international markets.